UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report: (Date of earliest event reported): October 28, 2003


                                Rock-Tenn Company
             (Exact Name of Registrant as Specified in Its Charter)


          Georgia                     0-23340                     62-0342590
---------------------------      ----------------------        ----------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)



         504 Thrasher Street, Norcross, Georgia                      30071
      ------------------------------------------                -------------
        (Address of Principal Executive Offices)                   (Zip Code)



                                 (770) 448-2193
                             --------------------
              (Registrant's telephone number, including area code)






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Item 7.    Financial Statements and Exhibits

     (c) Exhibits (furnished pursuant to Item 12)

99.1     October 28 Press Release

Item 12.  Results of Operations and Financial Condition

On October 2, 2003, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "October 2 Press Release") that announced Rock-Tenn would hold its quarterly conference call on Tuesday, October 28, 2003, at 1:00 p.m. ET to discuss financial results for the fourth quarter of 2003 and the fiscal year ended September 30, 2003 (the "Conference Call").

On October 28, 2003, Rock-Tenn issued a press release (the "October 28 Press Release") that announced Rock-Tenn's financial results for the fourth quarter of 2003 and the fiscal year ended September 30, 2003. A copy of the October 28 Press Release is attached hereto as Exhibit 99.1 and hereby incorporated herein.

The October 2 Press Release and the October 28 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the October 28 Press Release and any relevant financial and other statistical information related to the webcast, on Rock-Tenn's website at www.rocktenn.com (the "Website").

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ROCK-TENN COMPANY
                                                    (Registrant)




Date:  October 28, 2003
                           By: /s/ STEVEN C. VOORHEES
                           ------------------------
                            Steven C. Voorhees
                            Executive Vice-President and Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer and duly authorized officer)




                                       3
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                                INDEX TO EXHIBITS


Exhibit Number and Description
------------------------------

99.1     October 28 Press Release